Exhibit 10.9
Execution Version

AMENDMENT NO. 1 to Second Lien Seller Term Loan Credit Agreement

This AMENDMENT NO. 1 to SECOND LIEN SELLER TERM LOAN CREDIT AGREEMENT (this “Agreement”) dated as of April 10, 2024 (the “Amendment Execution Date”), but effective as of March 28, 2024 (the “Effective Date”), is among Forum Energy Technologies, Inc., a Delaware corporation (“Forum”), as borrower (in such capacity, the “Borrower”), the lenders identified on the signature pages hereof (together with their successors and permitted assigns, the “Lenders” and each, a “Lender”) and Variperm Energy Services Partnership, an Alberta general partnership (“VES Partnership”), as administrative agent and collateral agent for each of the Lenders (in such capacities, the “Agent”).
Recitals
A.    WHEREAS, Variperm Holdings Ltd., an Alberta corporation (the “Company”), VES Partnership, Jamie Olson, a resident of Alberta (“Olson”), Elise Robertson, a resident of Alberta (“Robertson”), Slotting RemainCo Limited Partnership, an Alberta limited partnership (“Remainco” and together with VES Partnership, Olson and Robertson, the “Sellers” and each, a “Seller”), Forum, Forum Canada ULC, an Alberta corporation (the “Purchaser”) and VES Partnership in its capacity as the representative of the Sellers are parties to that certain Stock Purchase Agreement, dated as of November 1, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Stock Purchase Agreement”), pursuant to which the Sellers have sold to the Purchaser and the Purchaser has purchased from the Sellers the Shares (as defined in the Stock Purchase Agreement) (the “Sale”);
B.    WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Second Lien Seller Term Loan Credit Agreement dated as of January 4, 2024 (as amended, restated, supplemented or otherwise modified prior to the execution hereof, the “Existing Term Loan Credit Agreement”; and the Existing Term Loan Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time, including, without limitation, as amended by this Agreement, the “Term Loan Credit Agreement”), pursuant to which the Lenders have made certain Loans available to and on behalf of the Borrower in order to finance the Sale;
C.    WHEREAS, pursuant to the Stock Purchase Agreement, if the Closing Cash Amount (as defined in the Stock Purchase Agreement, the “Closing Cash Amount”) as determined pursuant to Section 2.05 of the Stock Purchase Agreement is less than the Estimated Closing Cash Amount (as defined in the Stock Purchase Agreement, the “Estimated Closing Cash Amount”), then (i) the principal amount of the Loans shall be reduced (the “Principal Reduction”), effective as of the Closing Date (as defined in the Stock Purchase Agreement), by an amount equal to the Reduction Amount (as defined in the Stock Purchase Agreement, the “Reduction Amount”) and (ii) the interest accrued with respect to such Reduction Amount shall be correspondingly reduced (the “Interest Reduction” and together with the Principal Reduction, the “Loan Reduction”; the interest accrued with respect to such Reduction Amount, as reduced pursuant to the Interest Reduction, the “Reduced Interest”) to reflect such reduction in the principal amount;
D.    WHEREAS, the Closing Cash Amount has been determined pursuant to Section 2.05 of the Stock Purchase Agreement to be less than the Estimated Closing Cash Amount; and
E.    WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend certain provisions of the Existing Term Loan Credit Agreement in order to reflect the Loan Reduction and to amend certain other provisions as more fully set forth herein.
F.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, agree as follows:
Defined Terms. Each capitalized term which is defined in the Term Loan Credit Agreement, but which is not defined in this Agreement, shall have the meaning ascribed such term in the Term Loan Credit Agreement.
Amendments to Existing Term Loan Credit Agreement.
Amendment to Section 1.1. Section 1.1 of the Existing Term Loan Credit Agreement is hereby amended, effective as of the Closing Date, by amending and restating the second sentence of the definition of “Loans” in Section 1.1 in its entirety to read as follows:
“The amount of the Loans made on the Closing Date shall be $59,676,939.”
Amendment to Section 2.1(a). Section 2.1(a) of the Existing Term Loan Credit Agreement is hereby amended, effective as of the Closing Date, by amending and restating clause (ii) thereof in its entirety to read as follows:
“(ii) the aggregate principal amount of the Loans deemed to have been made by each Lender hereunder equals $59,676,939.”
Amendment to Section 8.1. Section 8.1 of the Existing Term Loan Credit Agreement is hereby amended to add the following proviso at the end thereof to read as follows:
“provided that any failure by the Borrower to make any payment hereunder resulting from a failure by the Agent to provide in writing upon the request of the Borrower made at least ten (10) Business Days prior to the due date for any such payment (whether consisting of interest, fees, charges or other amounts (including principal)) either (i) payment and/or wiring instructions for any Lender or (ii) confirmation that there have been no changes to such payment and/or wiring instructions from what was previously provided, in each case, no later than three (3) Business Days prior to the due date for any such payment shall only constitute a Default or an Event of Default if the Borrower fails to make such payment no later than the later of (x) the receipt by Borrower of such corresponding payment and/or wiring instructions from the Agent and (y) the due date for such payment as otherwise set forth in this Agreement; provided, further, that notwithstanding anything to the contrary in this Agreement or any other Loan Document, the

Borrower shall be permitted to rely on the most recently delivered Register, list of Lenders and/or wire instructions delivered to the Borrower and no Default or Event of Default shall occur in respect of any payment made under this Agreement or any other Loan Document by any Loan Party (whether consisting of interest, fees, charges or other amounts (including principal)) if made in accordance with such Register, list of Lenders and/or wire instructions most recently received;”
Amendment to Schedule C-1. Schedule C-1 of the Existing Term Loan Credit Agreement is hereby replaced in its entirety with Schedule C-1 attached hereto as Exhibit A.
Waiver by Lenders. The Lenders hereby waive any and all interest accrued prior to the Effective Date pursuant to Section 2.5(a) of the Existing Term Loan Credit Agreement in excess of the Reduced Interest.
Miscellaneous.
Confirmation; Effect of this Agreement. Except as expressly set forth in Section 2 hereof, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Agent or the Lenders under the Existing Term Loan Credit Agreement or any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or other provisions contained in the Existing Term Loan Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is the express intent of the parties hereto that nothing contained herein shall be, nor shall be construed as, a substitution or novation of the Obligations under the Existing Term Loan Credit Agreement and the other Loan Documents, all of which are and shall remain in full force and effect as expressly amended hereby. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or other provisions contained in the Term Loan Credit Agreement or any other Loan Document in similar or different circumstances after the date hereof.
Ratification and Affirmation; Representations and Warranties. The Borrower (a) acknowledges the terms of this Agreement and the Existing Term Loan Credit Agreement as amended hereby, (b) represents and warrants to the Agent and the Lenders that as of the Amendment Execution Date, after giving effect to this Agreement: (i) all of the representations and warranties contained in each Loan Document are true and correct in all material respects (without duplication of materiality), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date, and (ii) no Default or Event of Default has occurred and is continuing and (c) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document and agrees that each Loan Document remains in full force and effect as expressly amended hereby.

CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER; JUDICIAL REFERENCE PROVISION. Article 12 of the Term Loan Credit Agreement shall apply to this Agreement, mutatis mutandis.
Severability of Provisions. Section 17.4 of the Term Loan Credit Agreement shall apply to this Agreement, mutatis mutandis.
Counterparts; Electronic Execution. Section 17.7 of the Term Loan Credit Agreement shall apply to this Agreement, mutatis mutandis.
No Oral Agreement. Section 17.12 of the Term Loan Credit Agreement shall apply to this Agreement, mutatis mutandis.
Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns in accordance with Section 13.2 of the Term Loan Credit Agreement.
Loan Documents. This Agreement is a Loan Document.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective as of the Effective Date.

BORROWER:	FORUM ENERGY TECHNOLOGIES, INC.
	By:	/s/ Neal Lux_________________________
	Name:	Neal Lux
	Title:	President and CEO

Amendment No. 1 to Second Lien Seller Term Loan Credit Agreement
Signature Page

VARIPERM ENERGY SERVICES PARTNERSHIP, BY ITS BOARD OF REPRESENTATIVES, as Agent

By:	/s/ Deviyani Misra-Godwin___________
Name:	Deviyani Misra-Godwin
Title:	Board Representative

Amendment No. 1 to Second Lien Seller Term Loan Credit Agreement
Signature Page

SCF-VIII, L.P.,
as a Lender

By: /s/ Anthony DeLuca______________
Name: Anthony DeLuca
Title: Partner of Ultimate General Partner

ZALE HOLDINGS INC.,
as a Lender

By: /s/ Kelly Nurcombe_______________
Name: Kelly Nurcombe
Title: Director

RKK HOLDINGS LTD.,
as a Lender

By: /s/ Jame Nurcombe________________
Name: James Nurcombe
Title: President

ANRYL HOLDINGS LTD.,
as a Lender

By: /s/ Darryl Gosse__________________
Name: Darryl Gosse
Title: Authorized Signatory

CBDD INVESTMENTS, LLC,
as a Lender

By:	/s/ Kevin Whelan________________
Name:	Kevin Whelan
Title:	Chief Financial Officer, Managing Director

CPPIB CREDIT INVESTMENTS INC.,
as a Lender

By: /s/ David Colla_________________
Name: David Colla
Title: Authorized Signatory

NATIONWIDE MUTUAL INSURANCE COMPANY,
as a Lender

By: /s/ John Mercer_________________
Name: John Mercer
Title: Authorized Signatory

Amendment No. 1 to Second Lien Seller Term Loan Credit Agreement
Signature Page

JAMES NURCOMBE, as a Lender

By:	/s/ James Nurcombe_____________
Name:	James Nurcombe

GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender By: /s/ Pryankush Goswami_________ Name: Pryankush Goswami Title: Authorized Signatory
JAMIE OLSON, as a Lender

By:	/s/ Jamie Olson________________
Name:	Jamie Olson

Amendment No. 1 to Second Lien Seller Term Loan Credit Agreement
Signature Page

ELISE ROBERTSON, as a Lender

By:	/s/ Elise Robertson______________
Name:	Elise Robertson

KELLY NURCOMBE, as a Lender

By:	/s/ Kelly Nurcombe_____________
Name:	Kelly Nurcombe

CATHY CAMERON, as a Lender

By:	/s/ Cathy Cameron______________
Name:	Cathy Cameron
DARRYL GOSSE, as a Lender

By:	/s/ Darryl Gosse________________
Name:	Darryl Gosse

GEORDIE WHITE, as a Lender

By:	/s/ Geordie White_______________
Name:	Geordie White

COLBY SUTTON, as a Lender

By:	/s/ Colby Sutton________________
Amendment No. 1 to Second Lien Seller Term Loan Credit Agreement
Signature Page

Name:	Colby Sutton
TIM OTTENHOFF, as a Lender

By:	/s/ Tim Ottenhoff_______________
Name:	Tim Ottenhoff

COLIN MATTHEWS, as a Lender

By:	/s/ Colin Matthews______________
Name:	Colin Matthews

DA ZHU, as a Lender

By:	/s/ Da Zhu_____________________
Name:	Da Zhu

MICHAEL MA,
as a Lender

By:	/s/ Michael Ma_________________
Name:	Michael Ma

Amendment No. 1 to Second Lien Seller Term Loan Credit Agreement
Signature Page

SEVERALLY AND NOT JOINTLY,

FOUR POINTS MULTI-STRATEGY MASTER FUND, INC.,
as a Lender
By: Shenkman Capital Management, Inc., its
Investment Manager

By: /s/ Serge Todorovich___________________
Name: Serge Todorovich
Title: General Counsel and Chief Compliance Officer

ELECTRONIC DATA SYSTEMS RETIREMENT PLAN,
as a Lender
By: Shenkman Capital Management, Inc., its
Investment Manager

By: /s/ Serge Todorovich___________________
Name: Serge Todorovich
Title: General Counsel and Chief Compliance Officer

DXC UK PENSION SCHEME,
as a Lender
By: Shenkman Capital Management, Inc., its
Investment Manager

By: /s/ Serge Todorovich___________________
Name: Serge Todorovich
Title: General Counsel and Chief Compliance Officer

Exhibit A
[See attached]

Schedule C-1
Allocations

Lenders	Term Loans (USD)
SCF-VIII, L.P.	$24,786,204.11
CBDD Investments, LLC	$15,767,332.64
CPPIB Credit Investments Inc.	$6,820,773.15
Zale Holdings Inc.	$2,916,568.66
RKK Holdings Ltd.	$2,916,568.66
Nationwide Mutual Insurance Company	$2,031,116.17
James Nurcombe	$930,793.43
Goldman Sachs Lending Partners LLC	$740,624.53
Four Points Multi-Strategy Master Fund, Inc.	$603,279.99
Jamie Olson	$563,374.97
Electronic Data Systems Retirement Plan	$241,803.05
Geordie White	$196,348.44
Anryl Holdings Ltd.	$194,437.91
Elise Robertson	$159,214.66
Kelly Nurcombe	$146,967.38
Cathy Cameron	$146,967.38
Darryl Gosse	$146,967.38
DXC UK Pension Scheme	$85,908.99
Colby Sutton	$73,483.70
Tim Ottenhoff	$73,483.70
Colin Matthews	$48,989.13
Da Zhu	$48,989.13
Michael Ma	$36,741.85
Total:	$59,676,939